Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of April 4, 2008, by and between Digital Lightwave, Inc., a Delaware corporation (the “Company”), and Optel Capital, LLC, a Delaware limited liability company (the “Stockholder”).

RECITALS

A. The Company and the Stockholder have entered into that certain Credit and Restructuring Agreement, dated as of April 4, 2008 (the “Credit and Restructuring Agreement”), pursuant to which the Company has issued to the Stockholder that certain secured convertible promissory note, dated as of the date hereof (the “Secured Convertible Promissory Note”) and made available additional credit accommodations to the Company pursuant to a secured grid convertible promissory note, dated as of the date hereof (the “New Commitment Note”).

B. Upon the approval of the Disinterested Stockholders of the Conversion Feature at the Stockholder Meeting, the Secured Convertible Promissory Note and New Commitment Note will each become convertible into shares of common stock, par value $0.0001 per share, of the Company (the “Converted Shares”).

C. Pursuant to the Credit and Restructuring Agreement, the Company agreed to register the offer and sale by the Stockholder of the Converted Shares under the terms and conditions set forth herein.

AGREEMENT

In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1. Condition Precedent. It shall be a condition precedent to each party’s obligations set forth herein, that the Company obtain Disinterested Stockholder Approval of the Conversion Feature at the Stockholder Meeting. In the event the Company does not obtain Disinterested Stockholder Approval of the Conversion Feature, this Agreement shall terminate effective as of the date of the Stockholder Meeting.

2. Registration Rights.

2.1 Definitions. As used in this Agreement:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the subsequent declaration or ordering of the effectiveness of such registration statement;

(b) The term “Registrable Securities” means the Converted Shares and any other shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Converted Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that the Converted Shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The term “Holder” means any holder of outstanding Registrable Securities who, subject to the limitations set forth in Section 1.8 below, acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering; and

(d) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the “SEC”) which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

Terms not otherwise defined herein shall have the meanings ascribed to them in the Credit and Restructuring Agreement.

2.2 Form S-3 Registration. Upon written demand (the “Demand Notice”) by the Stockholder at any time, the Company will use its commercially reasonable efforts to (X) file a registration statement on Form S-3 covering the Registrable Securities (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the registration shall be on another appropriate form in accordance herewith) (the “Registration Statement”) as soon as practicable following its receipt of the Demand Notice, but in no event later than 45 days following such receipt and (Y) cause the Registration Statement to be declared effective as soon as possible following the filing (and in any event within 120 calendar days following the date of such filing; provided, however, that in the event the SEC determines to review the Registration Statement, then to cause the Registration Statement to be declared effective within 10 business days after receiving notice from the SEC that the Registration Statement will not be subject to further review (the “Effectiveness Deadline”)). All expenses incurred in connection with a registration pursuant to this Section 2.2, including (without limitation) all registration, filing, qualification, printer and accounting fees shall be borne by the Company. The Company shall not be required to pay any selling expenses of any Holder, including any underwriters’ or brokers’ fees, discounts or commissions relating to the Registrable Securities, or the fees or expenses of separate counsel to any selling Holder.

2.3 Liquidated Damages. If the Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline,

then the Company shall make an additional payment of 125,000 shares of restricted Common Stock of the Company (each an “Additional Damage Payment”) to the Stockholder as liquidated damages, and not as a penalty, for each 30-day period (or any part thereof) following the Effectiveness Deadline until the Registration Statement is actually declared effective by the SEC. Each Additional Damage Payment, if any, shall be made to the Stockholder on the applicable monthly anniversary of the Effectiveness Deadline.

2.4 Obligations of the Company.

(a) The Company shall use commercially reasonable efforts to keep the Registration Statement effective until the earlier of (i) the two-year anniversary of the effective date of the Registration Statement, (ii) such date as all of the Registrable Securities covered by the Registration Statement have been resold, or (iii) such date as all of the Registrable Securities covered by the Registration Statement may be sold without any volume or other restrictions pursuant to Rule 144(k) promulgated under the Securities Act;

(b) The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(c) The Company shall furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; and

(d) The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

2.5 Obligations of the Holders.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

(b) The Stockholder hereby represents and agrees with the Company as follows:

(i) All sales of the Registrable Securities included in the registration will be made in a manner contemplated by the SEC’s General Instructions for use of the applicable registration statement form;

(ii) The Stockholder shall pay all sales commissions, underwriting discounts, and fees and expenses of its legal counsel pertaining to the public offering of the Registrable Securities included in the registration; and

(iii) If during the effectiveness of the Registration Statement for the registration, the Company notifies the Stockholder of the occurrence of any intervening event that, in the opinion of the Company’s legal counsel, causes the prospectus included in the Registration Statement not to comply with the Securities Act, the Stockholder promptly after receipt of the Company’s notice, shall cease making any offers, sales, or other dispositions of the Registrable Securities included in the registration until the Stockholder receives from the Company copies of a new, amended, or supplemented prospectus complying with the Securities Act, and if so directed by the Company, deliver to the Company all copies of the most recent prospectus covering such Registrable Securities at the time of such notice.

(c) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder other than the Stockholder that such Holder must deliver to the Company a written agreement to be bound by the provisions set forth in paragraph 2.5(b) above with respect to such Holder.

2.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.6(a), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or controlling person; provided further, however, that the foregoing indemnity agreement shall not inure to the benefit of any Holder, or any person controlling such Holder, from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased shares in the offering, to the extent that any such losses, claims, damages, expenses or liabilities result from that fact that a current copy of the preliminary or final prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such loss, claim, damage, expense or liability, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person, if it is determined that the Company had provided such prospectus to such Holder and the current copy of such preliminary or final prospectus would have cured the defect giving rise to such loss, claim, damage, expense or liability;

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any other Holder selling securities in the Registration Statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 2.6(b) exceed the gross proceeds from the offering received by such Holder;

(c) Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6;

(d) If the indemnification provided in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; and

(e) The obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

2.7 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

2.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to any of its Affiliates and to any transferee or assignee of at least the lesser of (a) all of such Holder’s Registrable Securities, or (b) 500,000 shares of such securities (as adjusted for stock splits, combinations, dividends, or recapitalizations) provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The foregoing share limitation shall not apply, however, to transfers by a Holder to any person or entity that is directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Holder, including without limitation, any partner or member of a Holder.

2.9 Termination of Registration Rights. The rights granted under this Section 2 shall terminate with respect to any Holder, at such time as such Holder may sell all of such Holder’s Registrable Securities in any one three-month period pursuant to Rule 144, Rule 145 of the Securities Act or such successor rules as may be adopted.

3. Miscellaneous.

3.1 Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Company and the Stockholder. Any amendment or waiver effected in accordance with this Section 3.1 shall be binding upon the parties and their respective successors and assigns.

3.2 Successors and Assigns. Subject to the provisions of Section 2.8, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of law.

3.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

3.8 Entire Agreement. This Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

3.9 Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

3.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

3.11 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

DIGITAL LIGHTWAVE, INC.

By:	/s/ Kenneth T. Myers
Kenneth T. Myers
President and Chief Executive Officer

Address:	5775 Rio Vista Drive
Clearwater, FL 33760

STOCKHOLDER:

OPTEL CAPITAL, LLC

By:	/s/ Al Zwan
Name:	Al Zwan
Title:	President

Address:	3000 Bayport Drive
Tampa, FL 33607

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT